SECURITIES AND EXCHANGE COMMISSION
                          	WASHINGTON, D.C.  20549



                                  	FORM 8-K


                               	CURRENT REPORT
                  	PURSUANT TO SECTION 13 OR 15(d) OF THE
                       	SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported):	 APRIL 19, 1997



                         SIERRA-ROCKIES CORPORATION
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             (Exact Name of Registrant as Specified in Charter)





        Colorado                      0-19644                 33-0300193
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(State or Other Jurisdiction        (Commission  	          (IRS Employer
    of Incorporation)               File Number)          Identification No.)


Holly Sugar Building, Ste. 330, 2 N. Cascade Ave., Colorado Springs, CO, 80903
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(Address of Principal Executive Offices)                          	(Zip Code)


Registrant's telephone number, including Area Code:	 719/520-1800
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(A)	Company dismissed its previous independent auditors, Grant, Thornton LLP, in August of 1996, and filed its 8-K and 8-Ka with respect thereto in a timely fashion.

(B)	New Independent Accountant.  On the 19th  day of April, 1997, the Board
of Directors of the Company elected Cordovano & Company, 201 Steele Street, Suite 300, Denver, CO, 80206, as its new independent accountant.
Mr. Cordovano will audit the Company's financial statements for the fiscal year ending December 31, 1996, and will assist the Company in the preparation of its Form 10-KSB for such period. In the two most recent fiscal years and through the 19th day of April, 1997, the Company has not consulted with Mr. Cordovano on items which concerned the submect matter of a disagreement or reportable event with Grant, Thornton LLP (as described in Regulation SB,
Item 304(a)(2).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)	Financial Statements.  Not applicable.

(B)	Proforma Financial Information.  Not applicable.

(C)	Exhibits.  Not applicable.





                                 	SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 1997
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                            					SIERRA-ROCKIES CORPORATION


                                By:		/s/ J. Royce Renfrow
                                    ____________________________________
                             							J. ROYCE RENFROW
                             							Corporate Secretary / General Counsel